UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 30, 2006
Date of Report (Date of earliest event reported)

The Hershey Company
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-183	23-0691590
(Commission File Number)	(IRS Employer Identification No.)

100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (717) 534-6799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 4 Pages
Exhibit Index - Page 4

INFORMATION TO BE INCLUDED IN REPORT

Item  5.04  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On January 30, 2006, The Hershey Company (the “Company”) sent a notice to participants in the Company’s 401(k) profit sharing plans (the “401(k) Plans”) informing them that the 401(k) Plans would be changing their recordkeepers. The notice stated that while this conversion is being made, participants in the 401(k) Plans would not be able to, among other things, access their accounts to direct or diversify their investments, obtain a loan from the 401(k) Plans or obtain a distribution from the 401(k) Plans. The notice stated that restrictions on plan activities would begin at 4:00 PM (Eastern Time) on March 20, 2006 and end the week of April 2, 2006. This period is referred to herein as the “Blackout Period.”

On January 30, 2006, the date the Company received notice of the Blackout Period, the Company sent a blackout restriction notice (the “BTR Notice”) to its directors and executive officers informing them that, because the restrictions during the Blackout Period include restrictions on investment changes involving the Company’s common stock, one dollar ($1.00) par value, (“Common Stock”) held in the 401(k) Plans, they would be prohibited during the Blackout Period, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and the SEC’s rules promulgated thereunder, from purchasing and selling shares of the Company’s Common Stock or Class B common stock, one dollar ($1.00) par value, (including derivative securities pertaining to such shares) acquired in connection with their service as a director or employment as an executive officer.

A copy of the BTR Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Directors and executive officers of the Company may obtain, without charge, information regarding the Blackout Period, including the actual ending date of the Blackout Period, by contacting Burton H. Snyder, Senior Vice President, General Counsel and Secretary, The Hershey Company, 100 Crystal A Drive, Hershey, PA 17033, (717) 534-7912, before and during the Blackout Period, and the Office of the General Counsel, The Hershey Company, 100 Crystal A Drive, Hershey, PA 17033, for a period of two years thereafter.

Item  9.01  Financial Statements and Exhibits

(d)  Exhibits

99.1	Notice to Executive Officers and Directors of The Hershey Company regarding a 401(k) Plan Blackout Period and Trading Restrictions.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 2, 2006

THE HERSHEY COMPANY
By: /s/ Burton H. Snyder
Burton H. Snyder, Senior Vice President, General Counsel and Secretary

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Exhibit Index - Page 4

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice to Executive Officers and Directors of The Hershey Company regarding a 401(k) Plan Blackout Period and Trading Restrictions

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Exhibit Index - Page 4